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                         NORTHQUEST CAPITAL FUND, INC.


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14,2007

                                      AND

                                PROXY STATEMENT



Dear Shareholder:


NOTICE IS HEREBY GIVEN that the Annual Meeting of NorthQuest Capital Fund will be held at 16 Rimwood Lane, Colts Neck, New Jersey, 07722 on June 14, 2007 at 11:00 AM for the following purposes.


1) To elect four (4) directors to serve until the next Annual Meeting of Share-holders or until their successors are elected and qualified.

2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants, as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2007.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.

The Board of Directors has fixed the close of business April, 24, 2007 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.



                             YOUR VOTE IS IMPORTANT



              PLEASE FILL IN, SIGN & RETURN THE ENCLOSED PROXY IF
               YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON



                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED



                      By order of the Board of Directors,

                            By: /s/ Peter J. Lencki
                                    ---------------
                                    President



Colts Neck, New Jersey
April 24, 2007
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The Fund's Privacy Policies and Practices:


The Federal Securities and Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as your Fund must provide you with this notice of our privacy policies and practices on an annual basis. We are pleased to report that:


A. Information We Collect - Our application forms contain names, addresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts. Our IRA application forms also contain birth date and beneficiary information. Of course, we also keep record of all of your security transac-tions such as your account balances and transaction histories.


B. Our Disclosure Statement -We only disclose personal information about you either while you are a shareholder or if you have left the Fund as required by law. And, since we handle client securities transactions internally, the number of employees that even see your information is limited. However, Funds cannot be IRA trustees. We use Delaware Charter Guarantee & Trust Co. to provide this service which requires that we disclose our IRA shareholder name and address list to it on an annual basis. In this regard, we have for-warded a letter requiring them to get permission from our IRA shareholders if they wish to use the information we supply other than that required by law.


   Shareholders may call 1-800-698-5261 if they have any questions about the Fund's privacy policies and practices.

                                PROXY STATEMENT

                         NORTHQUEST CAPITAL FUND, INC.
                     16 Rimwood Lane, Colts Neck, NJ 07722
                                 1-800-698-5261

                                                                  April 24, 2007
Enclosed herewith is notice of an Annual Meeting of Shareholders of NorthQuest Capital Fund ( the "Fund" ) and a proxy form solicited by the Board of Directors of the Fund.

The proxy may be revoked at any time before it is exercised either by mail noti-ce to the Fund or through re-submittal at a later date. Please place your in-structions on the enclosed one, then sign, date and return it. All costs of so-liciting this proxy will be borne by your Fund. You may also vote in person at the meeting that would override all your previously filed proxies.

The Fund has one class of capital stock of the Fund, having equal voting rights. On April 24, 2007, the date of record, there were 194,522 shares outstanding held by 127 shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote per share and fractional shares will have an equivalent fractional vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares are present or represented by proxy. Absten-tions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes' cast or 50% of the outstan-ding shares, whichever is less, will pass any proposal presented.

                       PROPOSAL #1: ELECTION OF DIRECTORS

Four (4) nominees listed below have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All officers of the Fund are also presented in the fol-lowing table.

Name, Address   Position   Term of Office    Principal    Number of      Other
    and          in the    Length of Time   Occupation   Portfolios in  Director
    Age           Fund         Served       Past 5 Yrs   Fund Complex   ships
                                                          Overseen by   Held by
                                                            Director    Director
-------------   --------   --------------   ------------  ------------  --------
           Interested Directors & Officers
           -------------------------------
Peter J. Lencki* President   1 Year Term    Portfolio Mgr.      One       None
16 Rimwood Ln.     and                      NorthQuest Capital
Colts Neck, NJ   Director     5 Years       Fund & VP/Owner
    52                                      Emerald Auto Parts
                                            Brick, NJ

           Other Officers
           --------------
Walter A. Lencki* Treasurer  1 Year Term    President/Owner
57 Marshall Dr.                             Emerald Auto Parts
Egg Harbor, NJ                5 Years       Brick, NJ
    76


Mary E. Lencki*  Secretary   1 Year Term    Treasurer/Owner
16 Rimwood Ln.                              Emerald Auto Parts
Colts Neck, NJ                5 Years       Brick, NJ & RN at
    49                                      Sunrise Sr. Living, Middletown, NJ
                                     - 2 -

* Directors and officers of the Fund are considered "interested persons", as de-fined in the Investment Company Act of 1940. Peter, Mary and Walter Lencki are "interested persons" because they are affiliated with the Investment Adviser and also have a "family relationship".


Name, Address   Position   Term of Office    Principal     Number of     Other
   and           in the    Length of Time   Occupation    Portfolios in Director
   Age            Fund        Served        Past 5 Yrs    Fund Complex   ships
                                                          Overseen by   Held by
                                                            Director    Director
-------------   --------   --------------   -----------   ------------  --------
                 Independent Directors
                 ---------------------
Robert S. Keesser  Lead      1 Year Term     Zone Sales Mgr      One     None
11 Woodmere Ct.    Director                  NGK Spark Plug Co.
Barnegat, NJ                  5 Years        Irvine, CA
  45

John G. Padovano   Director  1 Year Term     President           One     None
34 Horseshoe Ct.                             Rand Direct Inc.
Colts Neck, NJ                5 Years        packaging &
  58                                         distribution co.
                                             Edison, NJ

Robert R. Thompson Director  1 Year Term     VP & Owner          One     None
81 Galloping Hill Rd.                        Thompson & Co.
Colts Neck, NJ                5 Years        auto parts ware.
  51                                         Union, NJ


Shareholders have one vote for each share they own for each of four directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority will be cast for the nominees listed above. A ma-ority of the votes cast, when a quorum is present, will elect each director. All nominees stood for election last year and were overwhelmingly re-elected.

                       BOARD MEETINGS & DIRECTOR DUTIES
Meetings: There were ten Board of Directors meetings in 2006 and two meetings so far in 2007.

Director Duties: The Board of Directors select the officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, Internal Revenue Service and Blue Sky arran-gements with the various states where the Fund offers its shares.

                 FUND HOLDINGS OF THE OFFICERS AND DIRECTORS
   Name            Dollar Range of Equity       Aggregate Dollar Range of Equity
                   Securities in the Fund       Securities in All Registered
                                                Investment Companies Overseen
                                                  by Director in Family of
                                                  Investment Companies
Peter J. Lencki           over  - $100,000.00                 none
Walter A. Lencki          over  - $100,000.00                 none
Mary E. Lencki      $10,001.00  - $ 50,000.00                 none
Robert S. Keesser   $50,001.00  - $100,000.00                 none
John G. Padovano          over  - $100,000.00                 none
Robert R. Thompson        over  - $100,000.00                 none
                                     - 3 -

                      REMUNERATION OF DIRECTORS & OFFICERS

The Fund does not pay any of its directors and/or officers for miscellaneous ex-penses associated with services rendered as a director or officer of the Fund. No officers or directors are paid remuneration for their expenses incurred at-tending Board meetings. Peter and Walter Lencki serve the Fund in many capaci-ties but only receive compensation in the form of the Advisory Fee for invest-ment advice paid to Emerald Research Corporation, which they own.


                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution, and in light of its limited re-sources, the Fund will deal with primary market makers in placing over-the-coun-ter portfolio orders. The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary re-quirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic or industry studies, security analysis & reports, sales literature and statis-tical services furnished either directly to the Fund or to the Adviser. No ef-fort is made in any given circumstance to determine the value of these services or the amount they might have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In it's most recently completed year, 2006, the Fund paid $41 in brokerage commission. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid.


        PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors recommends, subject to shareholder approval, Sanville & Company ("S&C"), Certified Public Accountants to audit and certify financial statements of the Fund for the year 2007. S&C performed the Fund's 2006 audit in a timely, professional and cost-effective manner.

Audit Fees: The annual audit fee charged for the 2006 audit by S&C was $8,400. The annual audit fee is estimated to be $9,000 for the 2007 audit by Sanville
& Company.

All Other Fees: The Fund paid $800 to Sanville & Company in 2006 to prepare the Fund's 2005 tax returns.

Financial Information System Design and Implementation Fees:  None

The Board of Directors has adopted procedures to pre-approve the types of pro-fessional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of S&C. Neither S&C nor any of its partners have any direct or material indirect financial in-terest in the Fund. S&C will prepare the Fund's 2006 Federal and State tax returns. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.

                       BENEFICIAL OWNERSHIP IN THE FUND

As of the Record Date, the Directors and Officers of the Fund as a group bene-ficially own 27.1% of the Fund's outstanding shares. As of the Record Date, shareholders on record who own 5% or more of outstanding shares of the Fund are as follows:

                                                                 Percentage
Name                          Address                       Beneficial Ownership
--------------------------------------------------------------------------------

Bernard Klawans              Wayne, PA                             5.15%

Rene A. Lencki               Jupiter, FL                          23.19%

Walter A. Lencki             Egg Harbor Twp, NJ                    9.79%

Cathleen M. Padovano         East Hanover, NJ                      5.57%

Delores M. Wright            Somerset, NJ                          8.36%


                             SHAREHOLDER PROPOSALS

Your Fund tentatively expects to hold its next annual meeting in June 2008. Shareholder proposals may be presented at that meeting provided they are receiv-ed by the Fund not later than January 4, 2008 in accordance with Rule 14a-8 un-der the Securities & Exchange Act of 1934 that sets forth certain requirements.


                                 OTHER MATTERS

The Board of Directors knows of no matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, pro-xies will be voted in accordance with the view of the Board of Directors.

 *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *

                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                       THE NORTHQUEST CAPITAL FUND, INC.
                        ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 14, 2007

The annual meeting of The NORTHQUEST CAPITAL FUND will be held June 14, 2007 at 16 Rimwood Lane, Colts Neck, NJ at 11:00 A.M. The undersigned hereby appoints Peter J. Lencki and/or Walter A. Lencki as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjourn-ments thereof, with all powers the undersigned would possess if personally pre-sent, upon the matters specified below.

    SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPER-LY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.

1. Election of Directors
       ___
      |___|     FOR all nominees except as marked to the contrary below.
       ___
      |___|     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their names in the following list.

                              Peter J. Lencki            Robert S. Keesser
                              Robert R. Thompson         John G. Padovano

2. Proposal to ratify or reject the selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2007.
         ___                     ___                          ___
        |___|   FOR             |___|   AGAINST              |___|   ABSTAIN

3. To transact such other business as may properly come before the meeting or any general adjournments thereof.

Please mark, date, sign, & return the proxy promptly. For joint accounts, both parties should sign.

Dated ___________________, 2007
                                                     _________________________
                                                      Shareholder's Signature




                                                     _________________________
                                                      Shareholder's Signature

 Please review your address
 and note corrections below.



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